Scotia Howard Weil Energy Conference Delek US Holdings March 2015

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

3 Integrated Business Model Flexible Crude Sourcing and Market Driven Production Enhance Performance Flexible Crude Oil Sourcing •Pipeline access to Midland; Gulf Coast; Cushing • Increasing Gathering – Texas and Arkansas •Access to Canadian crude Crude Logistics •Crude oil pipelines supporting refineries •600 mile gathering system in Arkansas •Rail access at El Dorado •Trucking operations Refining •Currently 155,000 bpd crude throughput • Includes 1Q15 15,000 bpd expansion at Tyler •Crude slate flexibility Product Logistics •9 light product terminals • Light product pipelines Retail Locations •365 locations • Synergies with logistics and refining

Delek US Holdings Overview 4 (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. (2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets. Crude Sourcing/Logistics Flexibility • Pipeline Access:  Midland (97,000 bpd in system)  Gulf Coast and Cushing • Gathered Barrels:  Local barrels in Arkansas/ North Louisiana  East and West Texas • Rail Capability at El Dorado  Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude Synergies Created through integration:  Logistics assets support operations and create growth options  Refinery locations allow ability to optimize the system  Ability to support retail locations enhances margins REFINING  155,000 BPD in total El Dorado, AR  80,000 BPD  9.0 complexity Tyler, TX  75,000 BPD  8.7 complexity  365 Stores  Locations in 7 states  TN, AL, GA, AR, KY, MS, VA RETAIL  9 Terminals  Approx. 1,125 miles of pipelines  8.1 million bbls storage capacity LOGISTICS (2)  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock LONGVIEW CRUDE OIL HUB Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

Refining Segment Operational Update

Approximately 75% of crude slate consist of Midland and local crude supply Increased Access to Cost Advantaged Crude 6 45.0 45.0 87.0 97.0 17.2 17.9 18.6 18.6 0 50 100 150 200 2012 2013 2014 2015-1Q In 0 0 0 b p d Midland Local Total Crude Throughput $(3.31) $(2.71) $(6.11) $(2.07) $(3.48) $(2.38) $(3.23) $(2.36) $(2.12) $(2.04) 2012 2013 2014 Jan. 2015 Feb. 2015 Mar. 2015 Apr. 2015 May 2015 Jun. 2015 Jul. 2015  Steadily improved access to cost advantaged crude (Midland/local) in refining system  Recently increased Midland crude access by 10 kbpd  Currently Midland and local barrels below Cushing  Competitive margin in the refining sector due to:  Cost advantaged crude supply  Serve niche markets  Reducing operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.28/bbl (Jan. 2015); contango of $0.56/bbl (Feb 2015); contango of $1.15 (Mar.), $2.48 (Apr.), $2.38 (May), $1.90(Jun); $1.62 (Jul) . Source: Argus – as of Mar. 20, 2015; NYMEX futures settle prices 2) Company reports and estimates. Data represents actual for 2014. ALJ includes Big Spring refinery at MLP subsidiary ALDW which is owned 82% by ALJ. $4.10 $4.93 $6.77 $7.41 $7.60 $7.70 $8.39 $8.66 $11.14 PSX TSO PBF VLO HFC ALJ MPC DK WNR Peer Net Refining Margin per barrel(2) Periods incl. backwardation/contango

Increased ability to process light crude oil and ULSD capacity Improved Operating Flexibility 7  Since 2012 increased light crude processing capability by 27% based on 2015 target  ULSD capability expected to improve by 37%  El Dorado has ability to process 80 kbpd medium or mostly light crude  Light Product Yield has improved:  Tyler 95% light products  El Dorado 89% light products; reduced asphalt yield 122 124 140 155 52 52 60 71 2012 2013 2014 2015 Light Crude Processing DHT Tyler Total Production, bpd 54% 56% 54% 55% 54% 56% 38% 37% 39% 39% 40% 39% 8% 7% 7% 6% 6% 5% 59,697 59,185 62,304 65,523 57,603 68,195 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 68,000 70,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 2014 4Q13 4Q14 Gasoline Diesel Petro/Other 42% 47% 49% 50% 51% 53% 34% 38% 38% 39% 38% 37% 19% 10% 11% 8% 9% 9% 6% 5% 3% 2% 2% 2% 79,443 71,372 71,642 71,286 73,328 76,397 66,000 68,000 70,000 72,000 74,000 76,000 78,000 80,000 82,000 0 0 0 1 1 1 1 2011 2012 2013 2014 4Q13 4Q14 Gasoline Diesel Asphalt Petro/Other El Dorado Total Production, bpd (2) Light Crude Processing and DHT Capacity Increased (1) (In 000 bpd) 1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015E based on total capability of the system. 2) El Dorado completed a turnaround in 1Q14. Capacity

Completed in March 2015; Expected annual incremental EBITDA of $50 to $75 million Tyler Refinery Expansion and FCC Reactor Economics  Based on Incremental 10,000 to 15,000 bpd of crude throughput capacity – Estimated capital cost approximately $70 million; approx. $50 million spent in 2014  Expected product yield +10.1 kbpd – Gasoline +5.0 kbpd – Diesel/Jet +4.3 kbpd – Other +0.8 kbpd  Estimated Expansion return: – Approximately $40 to $65 million annual EBITDA – Assumed Economics: • $20.85 Gulf Coast WTI ULSD 5-3-2 crack spread; $51/bbl WTI- Cushing; $1.10 CMA • Midland sourced crude at $1.10 below Cushing • $1.00/bbl change in crack spread = $3.5m to $5.5m in EBITDA  FCC reactor replaced during turnaround 1Q2015 • Improved yields expected to generate an additional $10.0 million of annual EBITDA 8 34.9k 39.9k 28.6k 32.9k 2.5k 2.6k 4.1k 4.9k 0 10 20 30 40 50 60 70 80 Pre-Expansion Post-Expansion Gasoline Diesel/Jet LPG Other 70.2k 80.3k 52k 52k 10.5k 10.5k 10.0k 0 20 40 60 80 Pre-Expansion Post-Expansion WTI-Cushing or Midland East Texas Midland Crude Slate 62.5k 72.5k Product Slate

Supports High Refining Utilization Refineries Serve Local Niche Markets 9 75 150 150 210 150 275 325 375 0 50 100 150 200 250 300 350 400 1Q2 0 13 2Q2 0 13 3Q2 0 13 4Q2 0 13 1Q2 0 14 2Q2 0 14 3Q2 0 14 4Q2 0 14  Delek Logistics Partners terminals support refining system:  Tyler refinery serves a 60 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 M ar-1 3 M ay-1 3 Ju l- 13 Sep- 1 3 No v-1 3 Ja n -1 4 M ar-1 4 M ay-14 Ju l- 14 Sep- 1 4 No v-1 4 Ja n -1 5 M ar-1 5 Delek US – Monthly Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices.

Affects of Declining Crude Oil Price Environment on Refining 10  Declining crude oil price environment has ability to improve capture rate in Delek US system  A $10 per barrel decline in crude oil price can increase capture rate by $0.80 per barrel (1)  Lower cost of volumetric losses at refineries  Residual product such as coke, butanes, propane and propylene have lower losses  Asphalt prices lag crude oil price movements; improving margins as crude declines; El Dorado 4Q14 asphalt production: 6,639 bpd $40 $50 $60 $70 $80 $90 $100 $110 Summer 2010 Winter 2010/11 Summer 2011 Winter 2011/12 Summer 2012 Winter 2012/13 Summer 2013 Winter 2013/14 Summer 2014 Winter 2014/15 Dec. 2014 Jan. 2015 Feb. 2015 Mar. 2015 $ p er b ar re l ( W TI ) Mid Con Asphalt WTI 1) Based on $10/bbl decline in crude price and constant residual prices. Residual prices lag crude oil price movement and as crude oil prices stabilize margins will adjust. 2) Market information for mid-continent asphalt price and WTI crude oil at Cushing, Oklahoma. Illustrative of changes in the market and may not directly equate to refinery level margin for Delek US. Delek US sales into both the retail and wholesale markets. Source: Poten & Partners – March 2015; http://www.okladot.state.ok.us/contractadmin/pdfs/binder-index.pdf Mid-Continent Asphalt Retail Price (Oklahoma/Kansas) Compared to WTI Crude Price (2)

Improved Operating Cost per barrel 11  Focus on reducing costs in operations  Total operating cost per barrel declined by 16% year over year in 4Q14  Lowered expenses per barrel at both refineries in 4Q14  Enhances competitive position $4.82 $4.71 $4.63 $4.41 $4.85 $4.25 2011 2012 2013 2014 4Q13 4Q14 Tyler Operating Expense Per Barrel Sold 60,395 61,412 63,696 65,967 69,693 $3.68 $3.40 $4.06 $3.94 $4.38 $3.52 2011 2012 2013 2014 4Q13 4Q14 El Dorado Operating Expense Per Barrel Sold 76,153 73,709 74,180 70,000 78,599 $4.18 $4.00 $4.32 $4.16 $4.60 $3.85 2011 2012 2013 2014 4Q13 4Q14 Total Operating Expense Per Barrel Sold 77,369 65,263

Historical and Projected Capital Spending (excluding logistics) $42.3 $36.0 $65.9 $144.3 $201.1 $14.4 $36.5 $29.1 $37.9 $26.2 $0.1 $7.6 $26.5 $35.0 $22.4 Q1, $90.6 Q2, $61.8 Q3, $27.6 Q4, $17.3 $100.0 2010A 2011A 2012A 2013A 2014A 2015E 2016E Refining Retail Other Declining Capital Needs Expected after 2014 12 $56.8mm $80.1mm $121.5mm $217.2mm Source: Company filings and estimates. Estimates subject to changes based on operations, projects completed and market conditions. 2015E does not include capital expenditures for new retail stores during that period. 2016E does not include retail store growth. All estimates subject to change. $249.7mm $197.3mm

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 14 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.  ~525 miles of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR/North LA Pipelines Assets  Storage facilities with 8.1 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Improving EBITDA 15 1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing forecasted performance for 12 months ending Sept. 30, 2013. 2) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com for 2014 EBITDA based on pro forma information. Bridge compared to the forecast provided in the prospectus based on difference in performance during the 2014 period as compared to projected amounts in the prospectus. Solid EBITDA performance since IPO in Nov. 2012; Increased from projected $48.9 million to LTM $96.5 million $48.9 $96.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 EBITDA (S-1) (1) Tyler Drop Down Lion Drop Down West Texas Margin 3rd Party Acq./organic growth Opex excl. Depr. Overhead FERC/Other PF LTM EBITDA (12/31/14) (2) $ in millions * $13.2 $13.3 $20.0 $11.4 ($11.3) ($2.9) $3.9

DKL: Plans in Place for Future Growth 16 Dropdowns ■ Two assets expected to generate approximately $5 to $10 million of annual EBITDA ■ 25,000 bpd (light crude) rail offloading facility at El Dorado refinery ■ 300,000 bbl crude oil tank at Tyler refinery ■ Drop down expected in 1Q15 Paline Pipeline ■ New agreements effective January 1, 2015 until June 30, 2016 ■ Increased volume and capacity usage rate from 2014 level ■ Potential for utilization and/or capacity increase Continued Asset Development ■ Delek US continues to develop assets to support its operations ■ Potential future drop downs could include: ■ Trucking; rail cars; retail Caddo Pipeline ■ DKL (50%)/Plains All American (50%) ■ Estimated total project cost: $100 million ■ Capacity: 80,000 bpd; 80 mile pipeline; Delek US expected to be an anchor shipper ■ Location: Longview, TX to Shreveport, LA ■ Expected Startup: Mid-2016 RIO Pipeline ■ Rangeland Energy (67%)/ DKL (33%) ■ Estimated total project cost: $125 million ■ Capacity: 55,000 bpd; 107 mile pipeline; Delek US expected to be an anchor shipper ■ Location: Loving County, TX to Midland, TX ■ Expected Startup: first half 2016

DKL: Potential EBITDA Growth (1)

- Visible Pathways for Growth Provide Potential for Continued EBTIDA Increase in Coming Quarters
- 2Q14 goal for $25 million to $35 million incremental annualized EBITDA in place in 1Q15 is on track. Expected capital requirement of $80 to $85 million to achieve 1Q15 growth; JVs create additional growth.(1)

Potential EBITDA, $ in millions *

Benefits from higher volume supporting El Dorado and FERC increase in place; more growth expected


8x to 10x EBITDA Target
$3.8
Caddo Pipeline
DKL 50%/
Plains 50%
RIO Pipeline
DKL 33%/
Rangeland 67%
Exp. Compl. 2016
Exp. Inv. $91.0m
Frank Thompson Transport
Dec. 2014
$2.4 m EBITDA
Mt. Pleasant Terminal
Oct. 2014
$1.4m EBITDA
$11.0
approx. $1.6
$3 to $4
$1
$5 to $10
$96.5
Pro Forma 2014 (1)
Potential from Identified Drop Downs (2)
Potential from Increased Light Crude Capability at El Dorado (3)
Potential increase from Tyler Expansion (4)
Annual Tariff Increase - 2014 FERC/Inflation adj
Paline repricing (5)
3rd Party Acquisitions
Pipeline Joint Ventures (6)

*Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com. 4Q2014 EBITDA based on pro forma LTM information provided in that presentation. Pro forma 2014 includes amounts for drop down contribution based on daily EBITDA expected multiplied by days when the drop down assets were not included in operations of DKL according to purchase dates. Pro forma 2014 includes 40 days for El Dorado assets. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL. Estimates based on DKL information.

(2) Additional drop down range based on previous guidance provide by DKL.

(3) One quarter of potential contribution from increased throughput due to light crude capability at El Dorado increasing by 10,000 bpd and tariff rates on the Lion Pipeline System. 2Q 14 to 4Q14 benefited from light capability.

(4) Annual benefit from Delek US' announced expansion at its Tyler refinery that they expect to be completed in 1Q15. Based on 10,000 barrel per day throughput.

(5) Based on agreements in effect Jan. 1, 2015. Incremental benefit versus 2014.

(6) Joint venture projects are expected to be completed in the first half of 2016. Expected capital investment is approximately $91 million. Estimated project multiple range based on DKL target.

17

Increased Distribution with Conservative Coverage and Leverage 18 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. As presented by Delek Logistics Partners’ slide presentation at www.deleklogisitics.com . (3) Leverage ratio based on LTM EBITDA as defined by the credit agreement for respective periods. As presented by Delek Logistics Partners’ slide presentation at www.deleklogisitics.com . Distribution has been increased seven consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 - 0.200 0.400 0.600 MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 1.67x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Avg. 1.35x in 2013 Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 0.50x 1.50x 2.50x 3.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Debt / LTM EBITDA Leverage Ratio (3) Avg. 1.69x in 2014

19 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (2) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Current Distribution $0.510 for 4Q 2014  Delek US Ownership (1): LP Units: 14,798,516 GP Units: 494,197 (1) Includes subordinated units. (2) Based on no change in number of units and assumes all units are paid distribution. Annual growth rate based on 15% from 2014 4Q distribution of $0.51 per unit ($2.04 annualized) to 2017. Delek US and affiliates own 60% of limited partner units and the 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance. Annual Distribution (LP and GP) to Delek US based on Assumed 15% Growth Target (2) $1.50 $1.60 $1.90 $2.25 $2.59 $2.98 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 MQD annualized 2013A 2014A 2015E 2016E 2017E Distribution per LP unit $28.1 $33.3 $38.3 $44.1 $1.9 $5.4 $12.7 $22.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2014 2015E 2016E 2017E Distribution - LP Distribution - GP +7% +19% +18% +15% +15%

Peer Comparisons (1) 20 (1) Source: Company reports; Capital IQ 2/20/15 ; NASDAQ OMX; (2) VLP did not have debt at 12/31/14; PBFX had limited historical EBITDA so it was not included. Based on adjusted EBITDA from reported financials. Current Yield as of 3/20/15 Distributable Cash Flow Coverage Ratio - YTD 2014 Debt / LTM EBITDA Leverage Ratio 4Q14 (2) 1.1x 1.1x 1.1x 1.2x 1.3x 1.3x 1.3x 1.3x 1.5x 1.5x 1.5x 1.7x 0.0x 0.5x 1.0x 1.5x 2.0x TLLP HEP PAA MPLX PBFX WNRL VLP PSXP SXL EPD MMP DKL 0.0x 2.6x 3.1x 3.1x 3.8x 3.9x 4.0x 4.1x 4.1x 4.4x 8.2x - 2.0 4.0 6.0 8.0 10.0 VLP DKL MMP PSXP WNRL MPLX PAA EPD HEP SXL TLLP 1.9% 2.0% 2.1% 3.5% 3.8% 4.5% 4.6% 5.0% 5.1% 5.7% 5.9% 6.8% -0.5% 1.5% 3.5% 5.5% 7.5% PSXP VLP MPLX MMP SXL WNRL EPD TLLP DKL PAA PBFX HEP

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,039 1,082 1,112 1,204 2011 2012 2013 2014 951 1,011 1,037 1,106 2011 2012 2013 2014 Retail Locations Create Synergies for Product Marketing 22 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Merchandise Sales Per Store ($000’s) Tennessee 197 locations Virginia 8 locations Kentucky and Mississippi 9 locations Arkansas 13 locations Tyler Georgia 48 locations El Dorado Red border indicates region for future growth Alabama 90 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 365 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  59% of stores re-imaged or newly constructed  Targeting 10-12 large-format stores annually $45.2 $45.2 $47.6 $61.0 2011 2012 2013 2014 Contribution Margin ($ millions)

Focused on Organic Growth 23  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. approximately 4 million gallons and $2+million inside sales once market penetrated  3 year growth trajectory for market penetration  64 large format stores in portfolio as of 4Q14  11 stores built in 2014  Current store mix of reimage, truck stops, new builds New Builds 2,600,000 3,400,000 4,000,000 Year 1 Year 2 Year 3 Large Format Store Fuel Gallons Sold Projected Performance Year 1-3 (1) (1) Projected fuel gallons sold. Actual amount will vary based on individual store location and performance over time. Continued integration with refining system supports higher fuel margins 31% 69% 2013 49% 51% 2014

Current Retail Valuation Comparison 24 Valuations moving higher than historical 6x-8x range 9.0x 9.7x 12.8x 9.8x 12.8x CASY MUSA CAPL SUN CST EV/ 2015 EBITDA Average = 10.8x (1) Source: Capital IQ; Feb. 26, 2015

Financial Update

Financial Highlights $164 $151 $130 $445 $655 $439 $610 2008 2009 2010 2011 2012 2013 2014  At December 31, 2014  Cash of $444.1 million; Debt of $589.7 million  Includes $251.8 million of debt and $1.9 million of cash at Delek Logistics (DKL)  Excluding DKL, Delek US’ net cash position was approximately $104.3 million  Capital allocation focused on capital program, acquisitions and cash returned to shareholders  $125 million share repurchase plan authorized in 2015; $74.7 million repurchased in 2014  Increased dividends since 2012; total of $59 million paid in 2014  Investing in operations for long term growth; $257 million of capital expenditures in 2014  Approaching end of large capital spending program in first half 2015 Cash Balance ($MM) Solid Financial Performance & Delivering Value to Shareholders 26 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. . $68 $49 $226 $602 $400 $444 2009 2010 2011 2012 2013 2014 Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.21 $0.40 $0.60 $0.18 $0.39 $0.55 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 2009 2010 2011 2012 2013 2014 Regular Special $37 $0 $8 $34 $33 $75 0 10 20 30 40 50 60 70 80 2013 1Q14 2Q14 3Q14 4Q14 2014 Share Repurchases ($MM)

Peer Balance Sheet Metrics 27 0.1x 0.3x 0.4x 0.5x 0.9x 1.0x 1.1x 1.5x 2.5x HFC DK VLO PSX WNR MPC ALJ TSO PBF (1) Source: Capital IQ 3/20/15; based on amounts that were reported in year end financials. Not adjusted for inventory charges that may have occurred during the period. . 4Q14 Net Debt/ LTM EBITDA

Solid Return on Invested Capital in 2014 28 5.6% 16.7% 20.3% 22.0% 22.1% 24.7% PBF TSO PSX VLO DK MPC (1) Source: Based on reported earnings before interest and taxes and average capital. 2014 ROIC

Going Forward

Growing and Improving Asset Base Across all Segments (1)

Retail Increasing Large Format Store Count


53
64
Potential
10-12
2013
2014
2015 Target

Increasing Light Crude Capacity in Refining (2)

(in 000 bpd)


66
80
80
2013
4Q14
2015
Target
El Dorado
58
60
75
2013
4Q14
2015
Target
Tyler
+25%
124
140
155
2013
4Q14
2015
Target
Total

Growing Logistics EBITDA (3)

($ millions)


$64
$97
+ $25-$35
$150
2013
2014 PF
Annualized 1Q15
Incremental Target
Annualized 2015
Exit Rate Target

Refining has Increased Access to Midland Crude (4)

(in 000 bpd)


45
87
97
2013
2014
2015

(1) Actual outcome based on market conditions, operating rates, tariffs and successful implementation of business strategy by DK and DKL in future periods. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DK and DKL.
(2) 2013 represents actual throughput and remaining represents light crude capacity.
(3) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL.
(4) Represents amount in place at beginning of period. Access to Midland crude increased during 2013.

30

Peer Comparison (1) 31 4.3x 4.5x 4.5x 4.9x 6.1x 6.4x 6.8x 9.1x 10.9x ALJ VLO WNR DK MPC PSX TSO HFC PBF (1) Source: Company reports; Capital IQ, March 20, 2015. Based on reported results for 2014, not adjusted for inventory charges that may have occurred during the period. EV/ LTM EBITDA

32 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

Delek US Focused on Building an Integrated Business Model 34 A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001 (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Asset In te gr at io n Increased Gathering East and West Texas 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.6 mm 2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$91.0 mm

$42.3 $36.0 $65.9 $144.3 $201.1 $164.2 $0.9 $10.5 $5.1 $7.2 $20.8 $14.4 $36.5 $29.1 $37.9 $26.2 $17.2 $0.1 $7.6 $26.5 $35.0 $22.4 $15.9 2010A 2011A 2012A 2013A 2014A 2015F Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 35 $56.8mm $81.0mm $132.0mm $222.3mm Source: Company filings. $256.9mm $218.1mm

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel (2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel (2)
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel
$24.06 $25.88 $30.39 $27.20 $27.38 $20.19 $11.82 $12.87 $15.01 $17.10 $15.05 $6.36 $15.39
$50 $40 $30 $20 $10 $0 -$10 -$20 -$30
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

(1) Source: Platts; 2015 data is as of March 20, 2015; quarterly averages shown.; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

36

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 97,000 bpd of Midland crude in DK system 37 Source: Argus – as of March 20, 2015

Non-GAAP Reconciliation 38 Source: Company filings. ($ in millions) 2008 2009 2010 2011 2012 2013 2014 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,324.3 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,880.7 7,315.2 Operating expenses 240.8 219.0 229.5 320.9 363.3 387.4 398.8 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $438.7 $610.3 Year Ended 12/31 Delek US Contribution Margin Reconciliation ($ in millions) 2012 2013 2014 Net cash provided by operating activities $462.9 $102.5 $319.1 Purchase of property, plant and equipment 132.0 222.3 256.8 Free cash flow $330.9 ($119.8) $62.3 Year Ended 12/31 Delek US Free Cash Flow Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366